UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CNO Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 10, 2019 CNO FINANCIAL GROUP, INC. You are receiving this communication because you hold shares in the above named company. CNO FINANCIAL GROUP, INC. 11825 N PENNSYLVANIA ST CARMEL, IN 46032 This is not a ballot. You cannot use this notice to vote thes e s h a res .T h i s c om mun i c a ti o n p re sen t s on ly a n overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. 0000409036_1 R1.0.1.18 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 12, 2019 Date: May 10, 2019Time: 8:00 AM EDT Location: CNO Financial Group, Inc. 11825 N. Pennsylvania Street Carmel, Indiana 46032

Before You Vote How to Access the Proxy Materials  Have the information that is printed in the box marked by the arrow (located on the 3) BY E-MAIL*:  sendmaterial@proxyvote.com (located on the following page) in the subject line. by the arrow How To Vote Please Choose One of the Following Voting Methods  available and follow the instructions. marked by the arrow 0000409036_2 R1.0.1.18 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees Gary C. Bhojwani 1A 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2019. 1B Ellyn L. Brown 1C Stephen N. David 4. Approval, by non-binding advisory vote, of the compensation of the Company's named executive officers. 1D Robert C. Greving 1E Mary R. Henderson NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof. 1F Charles J. Jacklin 1G Daniel R. Maurer 1H Neal C. Schneider 1I Frederick J. Sievert The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Approval of the Replacement NOL Protective Amendment to the Company's Amended and Restated Certificate of Incorporation to preserve the value of tax net operating losses and certain other tax losses. 0000409036_3 R1.0.1.18 Voting items

0000409036_4 R.I.O.I.IS